                     EXHIBIT 10: (e),(f) and (g)

                        MATERIAL CONTRACTS


                         FIRST AMENDMENT
                               TO
                         LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Agreement") is made as of the 11th day of May, 1995, by PHARMAKINETICS LABORATORIES, INC., a corporation organized and existing under the laws of the State of Maryland (the "Obligor"), and NATIONSBANK, N.A., a national banking association (formerly known as "Nationsbank of Virginia, N.A." and successor by merger to NationsBank, N.A. which was formerly known as "NationsBank of Maryland N.A." and successor by merger to Maryland National Bank (the Bank")).


                            RECITALS

     A. The Obligor and the Bank entered into a Loan Agreement dated May 13, 1993 (the same, as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"). The Loan Agreement provides for some of the agreements between the Obligor and the Bank with respect to the "Loans" (as defined in the Loan Agreement), including revolving credit facility in an amount not to exceed $500,000 and term facilities in an original principal amount of $2,400,000.

     B. The Obligor has requested that the Bank amend the interest rates under the Loans and amend certain other conditions and covenants under the Loan Agreement.

     C. The Bank is willing to agree to the Obligor's request on the condition, among others, that this Agreement be executed.

                           AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligor and the Bank agree as follows:

     1. The Obligor and the Bank agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Loan Agreement shall have the same meaning under this Agreement.

     2. The Obligor and the Bank agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $ 0 and under the Term Note is $2,080,680.60.

     3.  The Loan Agreement is hereby amended as follows:

          (a) The section headed "Definitions" is hereby deleted and the following is substituted in its place and therefor is the following:

     "Definitions. Except as specifically otherwise defined herein, all forms shall have the meanings ascribed to them by generally accepted accounting principles.

     "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Maryland are authorized or required to close.

     "Confirmed Amended Plan of Reorganization" shall mean the Amended Plan of Reorganization confirmed on April 1, 1993 In
     Re: PharmaKinetics Laboratories, Inc. (Case No. 90-5-5020-JS (Chapter 11) in the United States Bankruptcy Court for the District of Maryland)).

     "Eligible Receivable" and "Eligible Receivables" mean, at any time of determination thereof, the collective reference each account of the Obligor which conforms and continues to conform to the following criteria to the satisfaction of the
     Bank: (a) the account arose in the ordinary course of the Obligor's business from services performed by the Obligor, and such services have been satisfactorily completed and accepted by the appropriate account debtor; (b) the account is based upon an enforceable order or contract, written or oral, for services performed, and the same were shipped, held, or performed in accordance with such order or contract; (c) the title of the Obligor to the account is not subject to any prior assignment, claim, Lien, or security interest, except Liens created by the account debtors in connection with their interests in the goods, and the Obligor otherwise has the full and unqualified right and power to assign and grant a security interest in it to the Bank as security and collateral for the payment of the Obligations; (d) the amount shown on the books of the Obligor and on any invoice, certificate, schedule or statement delivered to the Bank is owing to the Obligor and no deposit or partial payment has been received unless reflected with that delivery; (e) except for amounts received by the Obligor in the ordinary course for services to be performed, the account is not subject to any claim of reduction, counterclaim, setoff, recoupment, or other defense in law or equity, or any claim for credits, allowances, or adjustments by the account debtor for unsatisfactory services, or, except for amounts received by the Obligor in the ordinary course for services to be performed, for any other reason; (f) the account debtor has not returned or refused to retain, or otherwise notified the Obligor of any dispute concerning, or claimed nonconformity of, any of their services from the sale of or progress billings with respect to, which the account arose; (g) the account is not outstanding more than seventy-five (75) days from the date of the invoice therefor, or is a royalty receivable, not outstanding more than seventy-five (75) days from the due date; (h) the account is not owing by any Account Debtor for which the Lender has deemed fifty percent (50%) or more of such Account Debtor's other accounts (or any portion thereof) due to the Borrower to be non-Eligible Receivables; (i) the account does not arise out of a contract with, or order from, an account debtor that, by its terms, forbids or makes void or unenforceable the assignment by the Obligor to the Bank of the account arising with respect thereto; (j) the account debtor is not an affiliate of the Obligor; (k) the account debtor is not incorporated in or primarily conducting business in any jurisdiction located outside of the United States of America or Canada;
     (l) the account debtor is not governmental authority, agency or instrumentality, domestic or foreign; (m) except for amounts received by the Obligor in the ordinary course for services to be performed, the Obligor is not indebted in any manner to the account debtor, except for customary credits, adjustments and/or discounts given to an account debtor by the Obligor in the ordinary course of its business, except for amounts received by the Obligor in the ordinary course for services to be performed, and (n) the Bank in the exercise of its sole and absolute discretion has not deemed the account ineligible because of uncertainty as to the creditworthiness of the account debtor or because the Bank otherwise considers the collateral value thereof to the Bank to be impaired or its ability to realize such value to be insecure. In the event of any dispute, under the foregoing criteria, as to whether an account is, or has ceased to be, an Eligible Receivable, the decision of the Bank in the exercise of its sole and absolute discretion shall control. "Borrowing Base" means the sum of eighty percent (80%) of Eligible Receivables."

     "Lien" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgement, lien, hypothecation, provision in any instrument or other document for confession of judgement, cognovit or other similar right or remedy, claim or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction, excluding the precautionary filing of any financial statement by any lessor in a true lease transaction, by any bailor in a true bailment transaction or by any consigner in a true consignment transaction under the Uniform Commercial Code of any jurisdiction or the agreement to give any financing statement by any lessee in a true lease transaction, by any bailee in a true bailment transaction or by any consignee in a true consignment transaction.

     "Loan" or "Loans" means collectively any and all loans and other financial accommodations (including, without limitation, letters of credit) heretofore or hereafter made by the Bank to the Obligor.

     (b) The heading "Loan Procedures for Revolving Line of
Credit" is hereby deleted in its entirety.


     (c) The section "Loans Upon Request to Obligor" is hereby deleted in its entirety and substituted in its place therefor is the following:

     The Revolving Loan.

          1. Subject to and upon the provisions of this Agreement, the Bank establishes a revolving credit facility in favor of the Obligor (the "Revolving Loan"). The outstanding principal balance of the Revolving Loan shall at no time exceed the lesser of (i) $500,000 or (ii) the Borrowing Base. The Bank's obligation to make advances under the Revolving Loan shall terminate on November 30, 1996 (the Revolving Credit Termination Date"), and following a Default or an Event of Default under this Agreement, may be limited, suspended or terminated at the Bank's sole and absolute discretion exercised from time to time.

          2. The Obligor's obligation to repay the advances of the Revolving Loan shall be evidenced by a promissory note dated the same date as this Agreement (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Revolving Credit Note") in substantially the form attached to this Agreement as EXHIBIT A-2 and in the aggregate principal amount of $500,000 having a maturity date, repayment terms and interest rate as set forth in the Revolving Credit Note. Subject to the terms and conditions of this Agreement, sums borrowed under the Revolving Loan and repaid may be readvanced.

          3. The Obligor may borrow under the Revolving Loan on any Business Day. Advances under the Revolving Loan shall be deposited to the Obligor's demand deposit account with the Bank or shall be otherwise applied as directed by the Obligor, which direction the Bank may require to be in writing. No later than 10:00 am (Baltimore time) on the date of the requested borrowing, the Obligor shall give the Bank oral or written notice and (if requested by the Bank) the purpose of the requested borrowing. Any oral loan notice shall be confirmed in writing by the Obligor within three (3) Business Days after the making of the requested Revolving Loan.

          4. The proceeds of the Revolving Loan shall be used solely to pay the Obligor's business expenses incurred in the ordinary course of the Obligor's business.

     (d)  On Page 7 of the Loan Agreement, the section "Financial
Statements" is hereby deleted in its entirety and substituted in its place therefor is the following:


     "Financial Statements". Maintain at all times a system of accounting satisfactory to the Bank and will furnish to the Bank at such time or times as specified by the Bank such financial statements as may be required by the Bank, including, but not limited to:

          1. Annual audited 10-K Report of the Obligor within one hundred twenty (120) days of the Obligor's fiscal year end.

          2. Annual projected financial statements of the Obligor (including profit and loss, balance sheet, and cash flow statements) prepared in-house, not less than thirty
     (30) days prior to the Obligor's fiscal year end.

          3. Monthly operating statements prepared in-house within thirty (30) days of month end.

          4.  Quarterly 10-Q Statement, certified by the Chief
     Financial Officer of the Obligor, within forty-five (45) days of each quarter end.

          5. Annual Tax Return of PKLB Limited Partnership within one hundred twenty (120) days of its filing.

          6. Quarterly A/R agings and Obligor's Certificates within forty-five (45) days of each quarter end.

          7. With each quarterly financial statement, a detailed computation of each financial covenant in this Agreement which is applicable for the period reported, all as prepared and certified by a Responsible Officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes a Default or an Event of Default hereunder, and, if so, stating the facts with respect thereto.

          (e) On Page 9, the section "Cash Flow Coverage" is hereby deleted in its entirety and substituted in its place therefor is the following:

     "Cash Flow Ratio". Maintain on a rolling four quarter basis, measured quarterly, a cash flow ratio of not less than:


     Quarter Ending             Ratio

     3/31/95 through 6/30/95    1.25 to 1.0

     6/30/95 and thereafter     1.10 to 1.0


     Cash flow ratio is defined as earnings (including non-operating income) before interest, taxes, depreciation, and amortization, divided by all contracted principal and interest payments, exclusive of operation leases, and, commencing with fiscal year-ending 1995 and for each period thereafter, all non-financed capital expenditures.


          (f) On Page 10, the section "Net Worth" is hereby deleted in its entirely and substituted in its place therefor is the following:

     "Net Worth. Maintain on a quarterly basis a net worth of not less than $800,000.00. "Net worth" for this purpose shall mean the Obligor's equity less intangible assets and the value of the investment in TSI Escrowed Stock and TSI Non-Escrowed Stock as defined in the Confirmed Amended Plan of Reorganization."

          (g) On Page 12, the Section "Lease Obligations" is hereby deleted in its entirety and substituted in its place therefore is the following:

     "Lease Obligations. Enter into any new Leases of real or personal property in one twelve (12) month period which exceed in the aggregate an equivalent purchase price of $500,000.00."

          (h) On Page 12, the section "Capital Expenditures" is hereby deleted in its entirety.

     4.   The Obligor hereby covenants and agrees as follows:

          The following section is hereby added to the Obligor's covenants and Agreements:

     Deposits. The Obligor shall maintain with the Bank a depository relationship of not less than $100,000 at all times.

     Minimum Payments. The Obligor agrees that in the event the Obligor pays less than $100,000 to the Bank in any fiscal year, the Obligor shall pay to the Bank, within 30 days after the end of the fiscal year, the difference between $100,000 and the amount paid in such fiscal year.

     5. The agreements of the Bank under this Agreement are subject to the following terms and conditions, time being of the essence:

         The Bank, at its own expense, shall have received an evaluation in form and substance satisfactory to the Bank by an independent appraiser satisfactory to the Bank, which evaluation shall show that the maximum principal amounts of the Loans shall not exceed 80% of the value of the real estate securing the Obligations.

     6. Notwithstanding the provisions of the Section of the Loan Agreement headed "MIDFA" Insurance," the Bank agrees to pay the next premium on the MIDFA insurance and each premium thereafter.

     7. The Obligor hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Loan Agreement, as amended hereby. The Obligor agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     8. The Obligor acknowledges and warrants that the Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with the Obligor in connection with this Agreement and generally in connection with the Loan Agreement and the Obligations, the Obligor hereby waiving and releasing any claims to the contrary.

     9. The Obligor shall pay at the time this Agreement is executed and delivered all fees, including the Bank's one-half of one percent (1/2%) of outstanding balance facility fee, commissions, costs, charges, taxes and other expenses incurred by the Bank and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Bank's counsel and all recording fees, taxes and charges.

     10. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. The Obligor agrees that the Bank may rely on a telecopy of any signature of any Obligor. The Bank agrees that the Obligor may rely on a telecopy of this Agreement executed by the Bank.

IN WITNESS WHEREOF, the Obligor and the Bank have executed this Agreement under seal as of the date and year first written above.



ATTEST:                       PHARMAKINETICS LABORATORIES, INC.





/s/Taryn L. Kunkel             By:/s/ V. Brewster Jones(SEAL)
                               V. Brewster Jones
                               President and Chief
                               Executive Officer



WITNESS:                      NATIONSBANK, N.A.





/s/Nancy Schlissler            By:/s/ James. W. Kirschner
                               Name: James W. Kirschner
                               Title: Vice President




                  AGREEMENT OF GUARANTOR

The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated May 13, 1993 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of the foregoing Bank. In order to induce the Bank to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by the Obligor under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty. Without limiting the foregoing, the undersigned acknowledges and agrees that the Obligations (defined in the Loan Agreement) include, without limitation, the amendments described in the foregoing Agreement and that the Obligations are covered by the Guaranty.

WITNESS signature and seal of the undersigned as of the date of the Agreement.

                                     PKLB LIMITED PARTNERSHIP
                                  By: PharmaKinetics
                                     Laboratories, Inc.,
                                       General Partner




/s/ Taryn L. Kunkel               By:/s/ V. Brewster Jones
                                     V. Brewster Jones
                                     President and Chief
                                     Executive Officer

     FIRST COMMERCIAL PROMISSORY NOTE MODIFICATION AGREEMENT

     THIS FIRST COMMERCIAL PROMISSORY NOTE MODIFICATION AGREEMENT is made this 11th day of May, 1995, by and between PHARMAKINETICS LABORATORIES, INC., a corporation organized under the laws of the State of Maryland (the "Borrower") and NATIONSBANK, N.A., formerly known as NATIONSBANK OF MARYLAND, N.A., successor by merger to MARYLAND NATIONAL BANK, a national banking association (the "Lender").

     WHEREAS, by that certain Commercial Promissory Note dated May 13, 1993 (the "Note") the Borrower become indebted to the Lender in an amount not to exceed $500,000 (the "Revolving Credit Committed Amount") under a revolving line of credit made by the Lender to the Borrower pursuant to that certain Loan Agreement dated May 13, 1993 (as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"); and

     WHEREAS, the Lender and the Borrower have agreed to decrease the per annum rate of interest as hereinafter more fully set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower covenant and agree as follows:

     1. The Borrower acknowledges that the present principal balance of the Note is due and owing, subject to the terms of the repayment hereinafter set forth, without defense, recoupment, counterclaim or offset.

     2. The terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

     3. The Note is hereby amended at the section headed "Interest Rate" by decreasing the rate of interest under that section from the Bank's Prime Rate (as that term is defined in the Note) plus two percent (2%) to the Bank's Prime Rate. The Prime Rate does not necessarily represent the lowest rate of interest charged by the Bank to borrowers.

     4. It is expressly agreed that the indebtedness evidenced by the Note has not been extinguished or discharged hereby. The
Borrower and the Lender agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note.

WITNESS the signatures and seal of the Borrower and the Lender the day and year first above written.

WITNESS OR ATTEST:            PHARMAKINETICS LABORATORIES, INC.



/s/ Taryn L. Kunkel         By:/s/ V. Brewster Jones(SEAL)
                               V. Brewster Jones
                               President and
                               Chief Executive Officer


WITNESS:                      NATIONSBANK, N.A.

/s/ Nancy Schlissler        By:/s/ James W. Kirschner(SEAL)
                               James W. Kirschner
                               Vice President


          GUARANTOR ACKNOWLEDGEMENT AND AGREEMENT

The undersigned respectively guaranteed to the Lender all of the Obligations (as defined in the Loan Agreement), including without limitation, the per annum rate of interest (as defined in the annexed First Commercial Promissory Note Modification Agreement) and hereby covenants and agrees with the Lender that the execution of the foregoing First Commercial Promissory Note Modification Agreement of even date herewith and the transactions described therein and contemplated thereby do not and shall not in any manner affect its obligations and liabilities under its guaranty dated May 13, 1993 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Guaranty"), and that the Guaranty is hereby ratified and confirmed and remains in full force and effect.

Dated effective as of this 11th day of May, 1995.

WITNESS:                    PKLB Limited Partnership
                            By: PharmaKinetics Laboratories, Inc.
                                  General Partner


/s/ Taryn L. Kunkel         /s/ V. Brewster Jones(SEAL)
                            V. Brewster Jones
                            President
                            Chief Executive Officer

                FIRST NOTE MODIFICATION AGREEMENT

     THIS FIRST NOTE MODIFICATION AGREEMENT is made this 11th day of May, 1995, by and between PHARMAKINETICS LABORATORIES, INC., a corporation organized under the laws of the State of Maryland (the "Borrower") and NATIONSBANK, N.A., formerly known as NATIONSBANK OF MARYLAND , N.A., successor by merger to MARYLAND NATIONAL BANK, a national banking association (the "Lender").

     WHEREAS, by that certain Note dated May 13, 1993 (the "Note") the Borrower became indebted to the Lender in an amount not to exceed $2,400,000 (the "Term Loan Amount") under a line of credit made by the Lender to the Borrower pursuant to that certain Loan Agreement dated May 13, 1993 (as amended, modified, substituted, extended, and renewed from time to time, the "Loan Agreement"); and

     WHEREAS, the Lender and the Borrower have agreed to amend the per annum rate of interest as hereinafter more fully set forth.

     NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

     That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower covenant and agree as follows:

     1. The Borrower acknowledges that the present principal balance of the Note is $2,080,680.60 and is due and owing, subject to the terms of repayment hereinafter set forth, without defense, recoupment, counterclaim or offset.

     2. The Note is hereby amended at the section headed "Interest Rate" by decreasing the rate of interest under that section from the Bank's Prime Rate (as that term is defined in the Note) plus two percent (2%) to the Bank's Prime Rate plus one-half (1/2%). The Prime Rate does not necessarily represent the lowest rate of interest charged by the Bank to borrowers.

     3. The terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

     4. It is expressly agreed that the indebtedness evidenced by the Note has not been extinguished or discharged hereby. The
Borrower and the Lender agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note.

WITNESS the signatures and seals of the Borrower and the Lender the day and year first above written.


WITNESS OR ATTEST:           PHARMAKINETICS LABORATORIES, INC.



/s/ Taryn L. Kunkel          By:/s/ V. Brewster Jones(SEAL)
                                V. Brewster Jones
                                President and
                                Chief Executive Officer



WITNESS:                     NATIONSBANK, N.A.



/s/ Nancy Schlissler         By:/s/ James W. Kirschner(SEAL)
                                James W. Kirschner
                                Vice President




         GUARANTOR ACKNOWLEDGEMENT AND AGREEMENT

The undersigned respectively guaranteed to the Lender all of the Obligations (as defined in the Loan Agreement), including without limitation, the per annum rate of interest (as defined in the annexed First Note Modification Agreement) and hereby covenants and agrees with the Lender that the execution of the foregoing First Note Modification Agreement of even date herewith and the transactions described therein and contemplated thereby do not and shall not in any manner affect its obligations and liabilities under its respective guaranty dated May 13, 1993 (the "Guaranty"), and that the Guaranty is hereby ratified and confirmed and remains in full force and effect.

Dated effective as of this 11th day of May, 1995.



WITNESS:                   PKLB LIMITED PARTNERSHIP

                           By:  PharmaKinetics Laboratories, Inc.
                                  General Partner

/s/ Taryn L. Kunkel        By:/s/ V. Brewster Jones(SEAL)
                              V. Brewster Jones
                              President and
                              Chief Executive Officer